Supplement dated August 23, 2023
to the following initial summary prospectus(es):
Soloist dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective August 21, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
abrdn Global Absolute Return Strategies Fund - Institutional Service Class	abrdn Infrastructure Debt Fund - Institutional Service Class
ISP-0716